UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 2, 2018

WILLDAN GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33076	14-1951112
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 East Katella Avenue, Suite 300, Anaheim, California 92806

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 424-9144

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02             Results of Operations and Financial Condition

Willdan Group, Inc. (“Willdan”) issued a press release on August 2, 2018.  The press release announced Willdan’s financial results for the second quarter ended June 29, 2018.  A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated by reference in its entirety.  The information in this Item 2.02 and the attached Exhibit 99.1 to this Current Report on Form 8-K is being furnished (not filed) pursuant to Item 2.02 of Form 8-K.

Item 9.01             Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Document

99.1	Press Release of Willdan Group, Inc. dated August 2, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLDAN GROUP, INC.

Date: August 2, 2018	By:	/s/ Stacy B. McLaughlin
Stacy B. McLaughlin
Chief Financial Officer

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